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                                                                  EXHIBIT 10.02C

                          GUILFORD PHARMACEUTICALS INC.
              1998 EMPLOYEE SHARE OPTION AND RESTRICTED SHARE PLAN
                      NON-INCENTIVE SHARE OPTION AGREEMENT

       This Share Option Agreement (this "Agreement") is made as of the 19th day of February 2001 by and between Guilford Pharmaceuticals Inc., a Delaware corporation (the "Company") and __________________________ , an employee of the Company or its subsidiaries (the "Optionee").

       WHEREAS, the Board of Directors of the Company has duly adopted the 1998 Employee Share Option and Restricted Share Plan, as amended (the "Plan"), which authorizes the Company to grant to eligible individuals options for the purchase of shares of common stock of the Company, $.01 par value (the "Shares"); and

       WHEREAS, the Company has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, an option to purchase a certain number of Shares in order to provide the Optionee with an incentive to advance the interests of the Company, all according to the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.     GRANT OF OPTION.

              Subject to the terms of the Plan (attached hereto as Exhibit A, the terms of which are incorporated by reference herein), the Company hereby grants to the Optionee the right and option (the "Option") to purchase from the Company, on the terms and subject to the conditions hereinafter set forth, __________ Shares. This Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Date of Grant of this Option is February 19, 2001, the date on which the grant of the Option was approved by the Compensation Committee of the Board of Directors of the Company (the "Committee").

2.     PRICE.

              The purchase price (the "Option Price") for the Shares subject to the Option granted by this Agreement is $______ per Share, which price is not less than 100 percent of the Fair Market Value of the Shares, as determined by the Company, on the Date of Grant of this Option.

3.     EXERCISE OF OPTION.

              Except as otherwise provided herein, the Option granted pursuant to this Agreement shall be subject to exercise as follows:

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       3.1    TIME OF EXERCISE OF OPTION.

              The Optionee may exercise the Option (subject to the limitations on exercise set forth in this Agreement and in the Plan), in installments as follows: on the first anniversary of the date of grant of the Option, as set forth in Section 1 above, the Option shall be exercisable in respect of twenty-five percent (25%) of the number of Shares specified in Section 1 above, and the Option shall be exercisable in respect of an additional twenty-five percent (25%) of the number of Shares specified in Section 1 above on each of the second, third and fourth anniversaries of the Date of Grant, as set forth in
Section 1 above. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 Shares, unless the number of Shares purchased is the total number at the time available for purchase under this Option.

       3.2    EXERCISE BY OPTIONEE.

              During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option.

       3.3    TERMINATION OF EMPLOYMENT.

              The Optionee may exercise the Option only while the Optionee is employed by the Company or any "subsidiary corporation" thereof within the meaning of Section 424(f) of the Code (a "Subsidiary") or for three months thereafter, after which the Option shall terminate, except as provided in Sections 3.4, 3.5, and 3.5A. Upon the Optionee's termination of employment, the Optionee may (subject to the limitations on exercise set forth in Section 3.7 below) exercise all or any part of the Option but only to the extent the Option was exercisable at the time of the termination of employment, at any time within three months after termination of employment and prior to the termination of the Option as set forth in Section 3.6.

       3.4    DEATH.

              In the event of the Optionee's death either while employed by the Company or a Subsidiary or within the period following the termination of employment with the Company or a Subsidiary during which the Option was exercisable pursuant to Section 3.3, 3.5 or 3.5A, the personal representative or legatees or distributees of the Optionee's estate, as the case may be, shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, whether or not the Option was exercisable on the date of the Optionee's death, at any time within one (1) year after the date of the Optionee's death and prior to the termination of the Option as set forth in Section 3.5.

       3.5    DISABILITY.

              If the Optionee's termination of employment is by reason of "permanent and total

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disability" (within the meaning of Section 22(e)(3) of the Code), the Optionee or the guardian or legal representative shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, whether or not the Option was exercisable at the time of the termination of employment, at any time within one (1) year after termination of employment and prior to the termination of the Option as set forth in Section 3.6.

       3.5A   RETIREMENT

       If the Optionee retires from the Company or a Subsidiary following the attainment of age 62 and (i) the Optionee has completed at least five years but fewer than ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for a period equal to the shorter of (a) five (5) years following the Optionee's retirement or (b) the remaining term of the Option, or (ii) the Optionee has completed as least ten years of service with the Company or a Subsidiary, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 below) to exercise all or any part of the Option, to the extent the Option was vested upon the Optionee's retirement, for the remaining term of the Option.

       3.6    TERMINATION OF OPTION.

              The Option shall terminate upon the earlier of (i) the expiration of a period of ten years from the Date of Grant of the Option, as set forth in
Section 1 above or (ii) three months after the Optionee's termination of employment with the Company or a Subsidiary, unless such termination falls within the scope of Section 3.4, 3.5, or 3.5A.

       3.7    LIMITATIONS ON EXERCISE OF OPTION.

              Notwithstanding the foregoing Subsections of this Section, the Option may not be exercised, in whole or in part, to the extent additional authorized Shares under the Plan are required to be approved under the Plan by the stockholders of the Company unless such approval is obtained, or after ten years following the date upon which the Option is granted, as set forth in
Section 1 above, or after the occurrence of an event referred to in Section 9 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.

4.     VESTING UPON A CHANGE OF CONTROL

       4.1    VESTING UPON A CHANGE IN CONTROL

              Notwithstanding any other provisions of the Plan or this Agreement, in the event of a "Change in Control" (as defined below), any unvested Options granted hereunder shall be accelerated and be fully vested as of the date immediately prior to the effective date of the Change in Control if the Optionee continues to be employed by the Company as of the date of such accelerated vesting.


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       4.2    DEFINITION OF "CHANGE IN CONTROL".

              A "Change in Control" shall be deemed to have occurred if: (a) any "person" (including, without limitation, any individual, sole proprietorship, partnership, trust, corporation, association, joint venture, pool, syndicate, or other entity, whether or not incorporated), or any two or more persons acting as a syndicate or group or otherwise acting in concert with regard to the ownership of securities of the Company and thereby deemed collectively to be a "person") as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), becomes, after the date hereof, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, unless, in transaction in which a "person" becomes, after the date hereof, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing less than fifty percent (50%) of the combined voting power of the Company's then outstanding securities, prior to the acquisition by such person of securities of the Company which causes such person to have such beneficial ownership, the full Board shall by at least a two-thirds vote have specifically approved such acquisition and determined that such acquisition shall not constitute a Change in Control for purposes of options granted under the Plan despite such beneficial ownership; or
(ii) during any two (2) year period, individuals who at the beginning of such period constitute the Board, together with any new directors elected or appointed during the period whose election or appointment resulted from a vacancy on the Board caused by the retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority thereof.

5.     METHOD OF EXERCISE OF OPTION.

              Subject to the terms and conditions of this Share Option Agreement, the Option may be exercised by delivering written notice of exercise to the Company, at its principal office, addressed to the attention of the Committee, which notice shall specify the number of Shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the Shares purchased pursuant to the exercise of the Option shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of Shares (so long as any Shares so tendered that were originally acquired by the Optionee from the Company have been held by the Optionee for at least six (6) months prior to such tender), which Shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value (as determined by the Committee in accordance with the Plan) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Share certificate or certificates for the Shares for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for individual exercising the Option and, at the time such Share certificate or certificates are delivered, the broker tenders the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the Shares purchased pursuant


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to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of the Option. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Company shall deliver to the person exercising the Option a certificate or certificates for the Shares being purchased.

6.     CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

              Notwithstanding any other provision of this Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee and the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this
Section 6 (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Company for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for an Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, in the event it shall be determined that any right to receive any payment or other benefit under this Agreement, taking into account all other rights, payments, or benefits to or for Optionee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to an Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Payment") which would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Optionee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Optionee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Optionee of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Optionee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

              (b) Subject to the provisions of Section 6(c), all determinations required to be made under this Section, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by KPMG LLP or such other certified public accounting firm as may be designated by the Optionee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Optionee within 15 business days of the receipt of notice from the Optionee that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Optionee may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section, shall be paid by the Company to the Optionee within five days


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of the receipt of the Accounting Firm's determination. Any determination by the
Accounting Firm shall be binding upon the Company and the Optionee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
Section 6(c) and the Optionee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Optionee.

              (c) The Optionee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. The Optionee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Optionee in writing prior to the expiration of such period that it desires to contest such claim, the Optionee shall:

                     (i) give the Company any information reasonably requested by the Company relating to such claim,

                     (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                     (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

                     (iv) permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Optionee harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this
       Section 6(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Optionee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Optionee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Optionee to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Optionee, on an interest-free basis and shall indemnify and hold the Optionee harmless, on


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       an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Optionee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Optionee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                     (d) If, after the receipt by the Optionee of an amount advanced by the Company pursuant to Section 6(c), the Optionee becomes entitled to receive any refund with respect to such claim, the Optionee shall (subject to the Company's complying with the requirements of Section 6(c)) promptly pay to the Company the amount of such refund (together with any interest actually paid or credited thereon after taxes applicable thereto). If, after the receipt by the Optionee of an amount advanced by the Company pursuant to Section 6(c), a determination is made that the Optionee shall not be entitled to any refund with respect to such claim and the Company does not notify the Optionee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

7.     TRANSFERABILITY OPTIONS.

              During the lifetime of an Optionee, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

8.     RIGHTS AS STOCKHOLDER.

              Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Shares transferable hereunder unless and until such Shares have been fully paid and certificates representing such Shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Company.

9.     EFFECT OF CHANGES IN CAPITALIZATION.

       9.1    CHANGES IN SHARES.

              If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other


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increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of Shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to Shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per Share.

       9.2    REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY.

              Subject to Section 9.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per Share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the Shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

       9.3 REORGANIZATION IN WHICH THE COMPANY IS NOT THE SURVIVING ENTITY OR SALE OF ASSETS OR SHARES.

              Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board which results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning 80 percent or more of the combined voting power of all classes of securities of the Company, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor employer entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 3.7 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. Any exercise during such thirty (30) day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. The Company shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Company gives notice thereof to its stockholders.

       9.4    ADJUSTMENTS.

              Adjustments specified in this Section relating to Shares or securities of the Company


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shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional Shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

10.    REQUIREMENTS OF LAW.

       10.1   GENERAL.

              The Company shall not be required to sell or issue any Shares under the Option if the sale or issuance of such Shares would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), unless a registration statement under such Act is in effect with respect to the Shares covered by the Option, the Company shall not be required to sell or issue such Shares unless the Company has received evidence satisfactory to it that the holder of the Option may acquire such Shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Company shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the Shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

       10.2   RULE 16b-3.

              The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.


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11.    WITHHOLDING OF TAXES.

              The parties hereto recognize that the Company or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option. The Optionee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Company or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalent.

12.    DISCLAIMER OF RIGHTS.

              No provision in this Agreement shall be construed to confer upon the Optionee the right to be employed by the Company or any Subsidiary, or to interfere in any way with the right and authority of the Company or any Subsidiary either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Company or any Subsidiary.

13.    INTERPRETATION OF THIS OPTION AGREEMENT.

              All decisions and interpretations made by the Committee or the Board of Directors of the Company with regard to any question arising under the Plan or this Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

14.    GOVERNING LAW.

              This Agreement is executed pursuant to and shall be governed by the laws of the State of Maryland (without regard to any rules or principles of conflicts of law that might look to any jurisdiction outside Maryland).

15.    BINDING EFFECT

              Subject to all restrictions provided for in this Agreement and by applicable law relating to assignment and transfer of this Agreement and the option provided for herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

16.    NOTICE.

              Any notice hereunder by the Optionee to the Company shall be in writing and shall be deemed duly given if mailed or delivered to the Company at its principal office, addressed to the attention of the Committee, or if so mailed or delivered to such other address as the Company may


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hereafter designate by notice to the Optionee. Any notice hereunder by the
Company to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Company.

17.    ENTIRE AGREEMENT.

              This Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Optionee; provided, however, that the Company unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.


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              IN WITNESS WHEREOF, the parties hereto have duly executed this
Share Option Agreement, or caused this Share Option Agreement to be duly executed on their behalf, as of the day and year first above written.


WITNESS:                                GUILFORD PHARMACEUTICALS INC.


                                        By:
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                                        Name: Craig R. Smith
                                        Title: Chairman of the Board, President,
                                               and Chief Executive Officer


                                        OPTIONEE:


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                                        (Signature)

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                                        Name (Printed)


                                        ADDRESS FOR NOTICE TO OPTIONEE:


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                                        Number                      Street

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                                        City           State           Zip Code